[LETTERHEAD OF BIOFORCE NANOSCIENCES]

       BIOFORCE NANOSCIENCES REPORTS SECOND QUARTER 2007 FINANCIAL RESULTS

AMES, IA--BioForce Nanosciences Holdings, Inc. (OTCBB: BFNH) today reported its second quarter 2007 results. Revenue for the quarter was $184,811, as compared to $28,822 during the second quarter of 2006. Net loss for the second quarter of 2007 was $1,085,558, or $0.05 per basic and diluted share, as compared with a net loss of $784,805, or $0.03 per basic and diluted share, for the second quarter of 2006.

For the six months ended June 30, 2007 revenue was $543,566, a 136% increase over the $230,198 of revenue for the six months ended June 30, 2006. Net loss for the first half of 2007 was $2,008,875, or $0.08 per basic and diluted share, as compared to $2,037,367, or $0.08 per basic and diluted share, for the six months ended June 30, 2006.

Non-GAAP net loss for the second quarter of 2007 was $816,200, or $0.03 per basic and diluted share, as compared to a non-GAAP net loss of $537,630, or $0.02 per basic and diluted share, for the second quarter of 2006. The non-GAAP net loss for the six months ended June 30, 2007 was $1,422,058, or $0.06 per basic and diluted share, as compared to a non-GAAP net loss of $798,928, or $0.03 per basic and diluted share, for the same period in 2006. Non-GAAP financial measures exclude stock-based compensation expense and interest expense recorded as a result of a beneficial conversion feature of convertible debt that was retired in 2006. The reconciliation between GAAP net loss per share and non-GAAP net loss per share is set forth at the end of this press release.

Dr. Eric Henderson, BioForce's CEO and founder, said, "We are gratified that our 2006 market launch of the Nano eNabler(TM) system has been so well received. The Nano eNabler system's ability to deposit and manipulate biomaterials with nanoscale precision has allowed researchers to make breakthrough advances in areas like cell biology, nanobiosensors and tissue engineering."

"Strong leadership in our Emerging Technologies division, federal funding for expansion of the Chip-on-a-Tip(TM) biomarker diagnostic test platform, and further development of our patented ViriChip(TM) pathogen sensor, provide us with a potent foundation for further innovation in diagnostic testing", added Dr. Henderson. "We remain true to our original vision for BioForce of creating and commercializing bio-nano products for patient friendly personalized medicine and point-of-care diagnostics."

BioForce Nanosciences develops and commercializes innovative nanotechnology products for the life sciences and healthcare industries. For more information, visit www.bioforcenano.com.

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                    For the Three Months Ended
                                                             June 30,
                                                      2007             2006
                                                  -----------------------------

REVENUES                                          $    184,811     $     28,822

COST OF GOODS SOLD                                     155,755           26,499
                                                  -----------------------------

    Gross margin                                        29,056            2,323

OPERATING EXPENSES

  Research and development                             292,048          215,138
  Sales and marketing                                  323,397          118,288
  General and administrative                           673,513          558,578
  Reimbursement of grant expenses                     (165,297)         (53,249)
                                                  -----------------------------
    Total operating expenses                         1,123,661          838,755
                                                  -----------------------------

    Loss from operations before
        other income (expense)                      (1,094,605)        (836,432)

OTHER INCOME (EXPENSE)

  Interest and other income                             12,838           52,214
  Interest expense                                      (3,791)            (587)
                                                  -----------------------------
    Total other income (expense)                         9,047           51,627
                                                  -----------------------------

    Loss before income tax                          (1,085,558)        (784,805)

INCOME TAX EXPENSE                                          --               --
                                                  -----------------------------

    Net loss                                      $ (1,085,558)    $   (784,805)
                                                  =============================

BASIC AND DILUTED LOSS PER SHARE                  $      (0.05)    $      (0.03)
                                                  =============================

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING       24,099,950       23,999,950
                                                  =============================

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                     For the Six Months Ended
                                                             June 30,

                                                      2007             2006
                                                  -----------------------------

REVENUES                                          $    543,566     $    230,198

COST OF GOODS SOLD                                     338,361           78,086
                                                  -----------------------------

    Gross margin                                       205,205          152,112

OPERATING EXPENSES

  Research and development                             570,848          384,738
  Sales and marketing                                  629,405          181,980
  General and administrative                         1,332,221          814,118
  Reimbursement of grant expenses                     (290,220)        (101,429)
                                                  -----------------------------
    Total operating expenses                         2,242,254        1,279,407
                                                  -----------------------------

    Loss from operations before
        other income (expense)                      (2,037,049)      (1,127,295)

OTHER INCOME (EXPENSE)

  Interest and other income                             34,974           65,722
  Interest expense                                      (6,800)        (975,794)
                                                  -----------------------------
    Total other income (expense)                        28,174         (910,072)
                                                  -----------------------------

    Loss before income tax                          (2,008,875)      (2,037,367)

INCOME TAX EXPENSE                                          --               --
                                                  -----------------------------

    Net loss                                      $ (2,008,875)    $ (2,037,367)
                                                  =============================

BASIC AND DILUTED LOSS PER SHARE                  $      (0.08)    $      (0.08)
                                                  =============================

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING       24,075,088       23,999,950
                                                  =============================

                      BIOFORCE NANOSCIENCES HOLDINGS, INC.
                      CONSOLIDATED CONDENSED BALANCE SHEETS

                                     ASSETS

                                                        6/30/07       12/31/06
                                                      --------------------------
                                                      (unaudited)

CURRENT ASSETS
      Cash and cash equivalents                       $  761,974      $2,602,686
      Accounts receivable - trade, net                   272,122          22,153
      Inventory                                          969,406       1,193,590
      Prepaid expenses and other assets                  115,536          55,351
                                                      --------------------------

               Total current assets                    2,119,038       3,873,780

PROPERTY AND EQUIPMENT, NET                              695,455         538,082

INTANGIBLE ASSETS, NET                                   714,696         649,125
                                                      --------------------------

               TOTAL ASSETS                           $3,529,189      $5,060,987
                                                      ==========================


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                       06/30/07       12/31/06
                                                      --------------------------
                                                      (unaudited)

CURRENT LIABILITIES
     Accounts payable                                 $  247,222      $  506,099
     Accrued expenses                                    257,335         193,010
     Deferred revenue                                     55,278           9,224
     Current portion of notes payable                    238,104         131,896
                                                      --------------------------
              Total current liabilities                  797,939         840,229

LONG-TERM DEBT, NET                                      211,410         278,860
                                                      --------------------------

              Total liabilities                        1,009,349       1,119,089
                                                      --------------------------

STOCKHOLDERS' EQUITY                                   2,519,840       3,941,898
                                                      --------------------------
              TOTAL LIABILITIES AND
                STOCKHOLDERS' EQUITY                  $3,529,189      $5,060,987
                                                      ==========================

              Reconciliation of GAAP to non-GAAP net loss per share

                                                    For the Three Months Ended
                                                             June 30,
                                                       2007            2006
                                                    ---------------------------

US GAAP net income (loss) reported                  $(1,085,558)    $  (784,805)

Add: Stock-based compensation expense                   269,358         247,175
                                                    ---------------------------

Non-GAAP net income (loss)                          $  (816,200)    $  (537,630)
                                                    ===========     ===========

US GAAP net income (loss) per share - basic
     and diluted                                    $     (0.05)    $     (0.03)
                                                    ===========     ===========

Non-GAAP net income (loss) per share -
     basic and diluted                              $     (0.03)    $     (0.02)
                                                    ===========     ===========


                                                     For the Six Months Ended
                                                             June 30,
                                                       2007            2006
                                                    ---------------------------

US GAAP net income (loss) reported                  $(2,008,875)    $(2,037,367)

Add: Stock-based compensation expense                   586,817         291,122
        Beneficial conversion interest expense               --         947,317
                                                    ---------------------------

Non-GAAP net income (loss)                          $(1,422,058)    $  (798,928)
                                                    ===========     ===========

US GAAP net income (loss) per share - basic
     and diluted                                    $     (0.08)    $     (0.08)
                                                    ===========     ===========

Non-GAAP net income (loss) per share -
     basic and diluted                              $     (0.06)    $     (0.03)
                                                    ===========     ===========

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States (GAAP), we provide investors with certain non-GAAP financial measures, including non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share. These non-GAAP measures exclude the effect of stock compensation expense for employee stock options and stock warrants associated with the application of SFAS 123R, and interest expense recorded as a result of a beneficial conversion feature of convertible debt that was retired during 2006. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for net income (loss) or basic and diluted net income (loss) per share prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We believe that these non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, are used by and are useful to investors and other users of our financial statements in evaluating our operating results and comparative trends, as well as in facilitating comparisons with our historical operating results. The non-GAAP results are an indicator of our baseline performance before gains, losses or other charges that are considered by us to be outside of our core operating results and are excluded by us for purposes of evaluating performance against internal budgets and in making operational decisions. In addition, these non-GAAP results are among the primary indicators we use as a basis for our planning and forecasting of future periods.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. The non-GAAP financial measures are limited in value because they exclude certain items that may have a material impact upon our reported financial results. Investors should review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the tables above.

                                      * * *

This news release contains forward-looking information that may be affected by certain risks and uncertainties, including those risks and uncertainties described in the Company's most recent filings with the Securities and Exchange Commission. The Company's actual results could differ materially from such forward-looking statements. We assume no duty to update these statements at any future date.

FOR RELEASE: August 10, 2007, 2:30 p.m. EDT

Contact:   Investor Relations:
           RedChip Companies Inc.
           Robert Rehse
           Robert@redchip.com
           1-800-REDCHIP (733-2447) ext 111
           www.redchip.com

Company Contact:
Debra Happe, Director of Communications
515-233-8333, Ext. 123
dhappe@bioforcenano.com